UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report: February 4, 2020

TIFFANY & CO.

(Exact name of Registrant as specified in its charter)

Delaware	1-9494	13-3228013
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Fifth Avenue, New York, NY 10010

(Address of principle executive offices and zip code)

Registrant’s telephone number, including area code: (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TIF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On February 4, 2020, Registrant held a special meeting of stockholders (the “Special Meeting”). The purpose of the Special Meeting was for its stockholders to consider and vote on the proposals identified in Registrant’s definitive proxy statement on Schedule 14A, filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 6, 2020 (the “Definitive Proxy Statement”). The Definitive Proxy Statement was filed in connection with the previously announced Agreement and Plan of Merger, dated as of November 24, 2019, as it may be amended from time to time (the “Merger Agreement”), by and among Registrant, LVMH Moët Hennessy-Louis Vuitton SE, a societas Europaea (European company) organized under the laws of France (“Parent”), Breakfast Holdings Acquisition Corp., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Holding”), and Breakfast Acquisition Corp., a Delaware corporation and a direct wholly owned subsidiary of Holding (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub will be merged with and into Registrant (the “Merger”), with Registrant continuing as the surviving corporation in the Merger and an indirect wholly owned subsidiary of Parent.

As of the close of business on January 2, 2020, the record date for the Special Meeting, there were 121,131,634 shares of Registrant’s common stock issued and outstanding. At the Special Meeting, a total of 87,064,412 shares of Registrant’s common stock, representing approximately 71.9% of its common stock issued and outstanding, were present in person or by proxy, constituting a quorum to conduct business.

At the Special Meeting, Registrant’s stockholders considered and voted upon the proposals described below, each of which is further described in the Definitive Proxy Statement. The final voting results for each proposal are set forth below.

Proposal One. Adoption of the Merger Agreement (the “Merger Proposal”):

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining	Number of Broker Non-Votes
86,312,721	626,310	125,381	—

Proposal Two. Approval, by non-binding, advisory vote, of certain compensation arrangements for Registrant’s named executive officers in connection with the Merger:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining	Number of Broker Non-Votes
80,583,523	5,840,598	640,291	—

Proposal Three. Adjournment or postponement of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the Merger Proposal:

Because there were sufficient votes at the Special Meeting to approve the Merger Proposal, Registrant’s stockholders were not asked to vote with respect to this third proposal at the Special Meeting.

Item 8.01.	Other Events.

HSR

The completion of the Merger is subject, among other conditions, to the expiration or termination of the waiting period applicable to the Merger pursuant to the requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (as amended, and all rules and regulations promulgated thereunder, collectively, the “HSR Act”).

As previously disclosed in the Definitive Proxy Statement, on January 3, 2020, Registrant filed the notification and report form required pursuant to the HSR Act in connection with the Merger. On February 3, 2020, the waiting period under the HSR Act in connection with the Merger expired. The Merger remains subject to satisfaction or waiver of the remaining customary closing conditions, including the receipt of other required regulatory approvals.

News Release

On February 4, 2020, Registrant issued a news release announcing the results of the stockholder vote at the Special Meeting and the expiration of the HSR Act waiting period. A copy of the news release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	News Release dated February 4, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

Certain statements in this communication including, without limitation, statements relating to the proposed acquisition, may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, each as amended. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed acquisition and the anticipated benefits thereof. Forward-looking statements provide current expectations of future events and include any statement that does not directly relate to any historical or current fact. Words such as “anticipates,” “believes,” “expects,” “intends,” “plans,” “projects,” or other similar expressions may identify such forward-looking statements.

These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those discussed in forward-looking statements, including, as a result of factors, risks and uncertainties over which we have no control. The inclusion of such statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include, but are not limited to, the following: (i) conditions to the completion of the proposed acquisition may not be satisfied or the regulatory approvals required for the proposed acquisition may not be obtained, in each case, on the terms expected or on the anticipated schedule, which contemplates closing of the acquisition in the middle of 2020; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement or affect the ability of the parties to recognize the benefits of the proposed acquisition; (iii) the effect of the announcement or pendency of the proposed acquisition on Registrant’s business relationships, operating results, and business generally; (iv) risks that the proposed acquisition disrupts Registrant’s current plans and operations and potential difficulties in Registrant’s employee retention as a result of the proposed acquisition; (v) risks that the proposed acquisition may divert management’s attention from Registrant’s ongoing business operations; (vi) potential litigation that may be instituted against Registrant or its directors or officers related to the proposed acquisition or the Merger Agreement and any adverse outcome of any such potential litigation; (vii) the amount of the costs, fees, expenses and other charges related to the proposed acquisition, including in the event of any unexpected delays; (viii) other risks to consummation of the proposed acquisition, including the risk that the proposed acquisition will not be consummated within the expected time period, or at all, which may affect Registrant’s business and the price of the common stock of Registrant; (ix) any adverse effects on Registrant by other general industry, economic, business and/or competitive factors; and (x) such other factors as are set forth in Registrant’s periodic public filings with the SEC, including but not limited to those described under the headings “Risk Factors” and “Forward Looking Statements” in its Form 10-K for the fiscal year ended January 31, 2019 and its Form 10-Q for the quarterly period ended October 31, 2019, the Definitive Proxy Statement, and in its other filings made with the SEC from time to time, which are available via the SEC’s website at www.sec.gov. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Registrant’s financial condition, results of operations, credit rating, liquidity or stock price. In addition, there can be no assurance that the proposed acquisition will be completed, or if it is completed, that it will close in the middle of 2020, as anticipated, or that the expected benefits of the proposed acquisition will be realized.

Forward-looking statements reflect the views and assumptions of management as of the date of this communication with respect to future events. Registrant does not undertake, and hereby disclaims, any obligation, unless required to do so by applicable securities laws, to update any forward-looking statements as a result of new information, future events or other factors. The inclusion of any statement in this communication does not constitute an admission by Registrant or any other person that the events or circumstances described in such statement are material.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIFFANY & CO.
(Registrant)

By:	/s/ Leigh M. Harlan
Leigh M. Harlan
Senior Vice President, Secretary and General Counsel

  Date: February 4, 2020